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                                                                   EXHIBIT 10.22

                             EXTENSION OF MATURITY
                                ON COMPANY NOTE
                                ---------------


     WHEREAS, Climate Master, Inc. is the "Maker" of that certain "Company Note" dated July 14, 1989, in the principal sum of $2,000,000.00 payable to the order of the Oklahoma County Finance Authority, a public trust, or any subsequent holder;

     WHEREAS, the Oklahoma Industrial Finance Authority (the "OIFA") is the holder of said Company Note by endorsement of the Oklahoma County Finance Authority; and

     WHEREAS, said Company Note is secured by that certain Mortgage of Tenant's Interest in Lease, dated July 1, 1989, filed in the Office of the County Clerk for Oklahoma County and recorded in book 5933, at page 1805; that certain Security Agreement dated July 1, 1989; Guaranty of LSB Industries, Inc.; and that certain Project Loan Agreement dated July 1, 1989.

     NOW THEREFORE, for value received these parties hereby agree to extend the date of maturity of said Company Note to August 1, 2004, while keeping all other terms and conditions the same as originally stated. Further, the Maker acknowledges that the Project Loan Agreement, Mortgage of Tenant's Interest in Lease, Security Agreement, Guaranty, and all other loan documents executed as part of this loan shall remain in full force and effect until this loan is repaid.

     Dated this 7/th/ day of February, 1997.


                                    CLIMATE MASTER, INC.


                                    By: /s/ Barry H. Golsen
                                        --------------------------------
                                        Exec. Vice President


                                    OKLAHOMA INDUSTRIAL FINANCE
                                      AUTHORITY


                                    By: /s/  Stephen J. Blake
                                        --------------------------------
                                        Senior Vice President


Consent of Guarantor:

LSB INDUSTRIES, INC.


By:  ______________________________
     Sr. Vice President